EXHIBIT 99

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                                                                   March 6, 2003
MORGAN STANLEY
SECURITIZED PRODUCTS GROUP      [GRAPHIC OMITTED]

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                             COMPUTATIONAL MATERIALS


                                  $357,971,000
                                  APPROXIMATELY

                          MORGAN STANLEY CAPITAL I INC.
                                 SERIES 2003-NC3


                       MORTGAGE PASS-THROUGH CERTIFICATES



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 1

                           APPROXIMATELY $357,971,000
                 MORGAN STANLEY CAPITAL I INC., SERIES 2003-NC3

                          MORGAN STANLEY CAPITAL I INC.
                                    DEPOSITOR

                                 PROVIDENT BANK
                                    SERVICER


                             TRANSACTION HIGHLIGHTS

                                                                  Modified
                                  Expected Ratings               Avg Life to         Duration To
Offered                              (S&P/Fitch/      Call /        Call /          Payment Window     Subordination      Initial
Classes  Description    Balance       Moody's)      Mty(1)(2)   Mty(1)(2)(3)      To Call / Mty(1)(2)       Level        Benchmark
-------  -----------    -------       --------      ---------   ------------      -------------------       -----        ---------
  A-1    Not Offered  324,039,000    **************************************Not Offered*******************************************
  A-2      Floater    240,239,000    AAA/AAA/Aaa    2.90/3.21    2.80 / 3.07   04/03-04/11 / 04/03-11/20    19.00%      1 Mo. LIBOR
  M-1      Floater     42,843,000      AA/AA/Aa2    5.37/5.92    5.06 / 5.5    06/06-04/11 / 06/06-11/17    12.85%      1 Mo. LIBOR
  M-2      Floater     36,573,000       A/A/A2      5.35/5.84    4.86 / 5.23   05/06-04/11 / 05/06-08/16     7.60%      1 Mo. LIBOR
  M-3      Floater     12,191,000      A-/A-/A3     5.34/5.75    4.80 / 5.10   04/06-04/11 / 04/06-12/14     5.85%      1 Mo. LIBOR
  B-1      Floater      8,708,000   BBB+/BBB+/Baa1  5.34/5.68    4.67 / 4.91   04/06-04/11 / 04/06-01/14     4.60%      1 Mo. LIBOR
  B-2      Floater     10,450,000    BBB/BBB/Baa2   5.34/5.56    4.56 / 4.71   04/06-04/11 / 04/06-04/13     3.10%      1 Mo. LIBOR
  B-3      Floater      6,967,000   BBB-/BBB-/Baa3  5.31/5.35    4.54 / 4.57   04/06-04/11 / 04/06-12/11     2.10%      1 Mo. LIBOR

NOTES:
(1)  Certificates are priced to the 10% optional clean-up call.
(2)  Based on the pricing prepayment speed. See details below.
(3)  Assumes pricing at par.
(4)  Bond sizes subject to a variance of plus or minus 5%.

ISSUER:
       Morgan Stanley Capital I Inc. Trust 2003-NC3.

DEPOSITOR:
       Morgan Stanley Capital I Inc.

ORIGINATOR:
       NC Capital Corporation

SERVICER:
       The Provident Bank

TRUSTEE:
       Deutsche Bank National Trust Company.

MANAGERS:
       Morgan Stanley (LEAD MANAGER), Utendahl Capital Partners, L.P. and Williams Capital Group, L.P.

RATING AGENCIES:
       Standard & Poor's, Fitch Ratings and Moody's Investors Service.

OFFERED CERTIFICATES:
       Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3 Certificates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

EXPECTED CLOSING DATE:
       March 26, 2003 through DTC and Euroclear or Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:
       The 25th of each month, or if such day is not a business day, on the next business day, beginning April 25, 2003.

FINAL SCHEDULED DISTRIBUTION DATE:
       The Distribution Date occurring in March 2033.

DUE PERIOD:
       For any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:
       The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:
       The Trust will consist of two groups of adjustable and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:
       Approximately $398.6 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:
       Approximately $298.0 million of Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:
       o FIXED RATE MORTGAGE LOANS: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter
       o      ARM MORTGAGE LOANS: CPR of 25%

CREDIT ENHANCEMENT:
       The Offered Certificates are credit enhanced by:
       1)     Net monthly excess cashflow from the Mortgage Loans,
       2) 2.10% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.20% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
       3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT PERCENTAGE:
       For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution
       Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

STEP-DOWN DATE:
       The later to occur of:
       (x) The earlier of:
              (a)    The Distribution Date occurring in April 2006; and
              (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
       (y)    the  first  Distribution  Date on  which  the  Senior  Enhancement
              Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%.

TRIGGER EVENT:
       A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION PERCENTAGE:
       Class A:        19.00%
       Class M-1:      12.85%
       Class M-2:       7.60%
       Class M-3:       5.85%
       Class B-1:       4.60%
       Class B-2:       3.10%
       Class B-3:       2.10%

OPTIONAL CLEAN-UP CALL:

       When the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:
       For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH RATE:
       The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
       (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE:
       The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
       (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE:
       The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE:
       The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH RATE:
       The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS B-1 PASS-THROUGH RATE:
       The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE:
       The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH RATE:
       The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
       (ii) the WAC Cap.

WAC CAP:
       As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:
       As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:
       As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT:
       As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of:
       (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
       (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
       (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC
              Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT:
       As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of:
       (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
       (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
       (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC
              Cap).

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS M-1, M-2, M-3, B-1, B-2 AND B-3 BASIS RISK CARRY FORWARD AMOUNTS:
       As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, B-1, B-2 and B-3 Certificates will equal the sum of:
       (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
       (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
       (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON OFFERED CERTIFICATES:
       On each Distribution Date and after payments of servicing and trustee fees and other expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:
       (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, FIRST, to the Class A-1 Certificates and SECOND, to the Class A-2 Certificates;
       (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, FIRST, to the Class A-2 Certificates and SECOND, to the Class A-1 Certificates;
       (iii)  to the Class M-1 Certificates, its Accrued Certificate Interest;
       (iv)   to the Class M-2 Certificates, its Accrued Certificate Interest;
       (v)    to the Class M-3 Certificates, its Accrued Certificate Interest;
       (vi)   to the Class B-1 Certificates, its Accrued Certificate Interest;
       (vii) to the Class B-2 Certificates, its Accrued Certificate Interest, and
       (viii) to the Class B-3 Certificates, its Accrued Certificate Interest.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON OFFERED CERTIFICATES:
       On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
       (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
       (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
       (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
       (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
       (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
       (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
       (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

       On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
       (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
       (ii)   to the  Class  M-1  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
       (iii)  to the  Class  M-2  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
       (iv)   to the  Class  M-3  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
       (v)    to the  Class  B-1  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
       (vi)   to the  Class  B-2  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and
       (vii)  to the  Class  B-3  Certificates,  the  lesser  of  the  remaining
              Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

       All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a PRO RATA basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST RATE CAP:
       Beginning on the first Distribution Date, and for a period of 35 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class A-2 Certificate.

       For the first 24 months if the 1-month LIBOR rate exceeds 6.95%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.95% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 7.325%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.325% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

INTEREST RATE CAP PAYMENT ALLOCATION:
       The Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward Amount due Class A-2.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW:
       For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
       (i)    to the Class  M-1  Certificates,  the  unpaid  interest  shortfall amount;
       (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;
       (iii)  to the Class  M-2  Certificates,  the  unpaid  interest  shortfall amount;
       (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;
       (v)    to the Class  M-3  Certificates,  the  unpaid  interest  shortfall amount;
       (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;
       (vii)  to the Class  B-1  Certificates,  the  unpaid  interest  shortfall amount;
       (viii) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;
       (ix)   to the Class  B-2  Certificates,  the  unpaid  interest  shortfall amount;
       (x) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;
       (xi)   to the Class  B-3  Certificates,  the  unpaid  interest  shortfall amount;
       (xii) to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;
       (XIII) CONCURRENTLY, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and
       (XIV) SEQUENTIALLY, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:
       For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:
       For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT:
       On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT:
       On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

NET MONTHLY EXCESS CASHFLOW:
       For  any  Distribution   Date  is  the  amount  of  funds  available  for
       distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

EXTRA PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT:
       For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE:
       For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is
       (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,483,198.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of
       (i) approximately 74.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,483,198.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.80% and
       (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,483,198.

CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and
       (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,483,198.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,483,198.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,483,198.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT:
       For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),
       (vi) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,483,198.

TRUST TAX STATUS:
       REMIC.

ERISA ELIGIBILITY:
       Subject to the considerations in the Prospectus, all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:
       It is not anticipated that the Class A-2 and Class M-1 Certificates will be SMMEA eligible.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PROSPECTUS:   The Class A-2,  Class M-1,  Class M-2, Class M-3, Class B-1, Class
              B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
              Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
              Certificates may not be consummated unless the purchaser has received the Prospectus.

              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%      PPC 75%    PPC 100%    PPC 125%   PPC 150%
     -----------         ------      -------    --------    --------   --------
      Initial              100         100         100         100       100
     March 2004             99          81          75          69        63
     March 2005             98          61          51          41        31
     March 2006             96          45          32          21        11
     March 2007             95          35          27          20        11
     March 2008             93          29          20          14        10
     March 2009             92          23          15          10         7
     March 2010             90          19          12           7         5
     March 2011             88          15           9           5         4
     March 2012             86          12           7           4         3
     March 2013             83          10           5           3         1
     March 2014             80           8           4           2         0
     March 2015             77           7           3           2         0
     March 2016             73           5           3           1         0
     March 2017             70           4           2           0         0
     March 2018             65           4           2           0         0
     March 2019             62           3           1           0         0
     March 2020             57           2           0           0         0
     March 2021             53           2           0           0         0
     March 2022             48           2           0           0         0
     March 2023             42           1           0           0         0
     March 2024             37           1           0           0         0
     March 2025             33           0           0           0         0
     March 2026             29           0           0           0         0
     March 2027             25           0           0           0         0
     March 2028             21           0           0           0         0
     March 2029             17           0           0           0         0
     March 2030             13           0           0           0         0
     March 2031              8           0           0           0         0
     March 2032              3           0           0           0         0
     March 2033              0           0           0           0         0
Average Life to
Maturity (years)            17.88        4.22        3.21        2.52      1.99
Average Life to Call(1)
     (years)                17.85        3.85        2.90        2.25      1.76


(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES              PPC 0%      PPC 75%    PPC 100%   PPC 125%  PPC 150%
     -----------          ------      -------    --------   --------  --------
      Initial              100         100         100         100       100
     March 2004            100         100         100         100       100
     March 2005            100         100         100         100       100
     March 2006            100         100         100         100       100
     March 2007            100          88          65          47        80
     March 2008            100          71          49          32        21
     March 2009            100          57          36          22        13
     March 2010            100          46          27          15         8
     March 2011            100          37          20          10         5
     March 2012            100          29          15           7         2
     March 2013            100          24          11           5         0
     March 2014            100          19           8           2         0
     March 2015            100          15           6           0         0
     March 2016            100          12           4           0         0
     March 2017            100           9           2           0         0
     March 2018            100           7           0           0         0
     March 2019            100           6           0           0         0
     March 2020            100           4           0           0         0
     March 2021            100           3           0           0         0
     March 2022            100           0           0           0         0
     March 2023            100           0           0           0         0
     March 2024            100           0           0           0         0
     March 2025             95           0           0           0         0
     March 2026             86           0           0           0         0
     March 2027             75           0           0           0         0
     March 2028             64           0           0           0         0
     March 2029             53           0           0           0         0
     March 2030             40           0           0           0         0
     March 2031             27           0           0           0         0
     March 2032             13           0           0           0         0
     March 2033              0           0           0           0         0
Average Life to
Maturity (years)            26.07        7.80        5.92        5.03      4.81
Average Life to Call(1)
 (years)                    25.94        7.09        5.37        4.59      4.46

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES              PPC 0%     PPC 75%     PPC 100%   PPC 125%   PPC 150%
     -----------          ------     -------     --------   --------   --------
      Initial              100         100         100         100       100
     March 2004            100         100         100         100       100
     March 2005            100         100         100         100       100
     March 2006            100         100         100         100       100
     March 2007            100          88          65          47        33
     March 2008            100          71          49          32        21
     March 2009            100          57          36          22        13
     March 2010            100          46          27          15         8
     March 2011            100          37          20          10         3
     March 2012            100          29          15           7         0
     March 2013            100          24          11           2         0
     March 2014            100          19           8           0         0
     March 2015            100          15           5           0         0
     March 2016            100          12           1           0         0
     March 2017            100           9           0           0         0
     March 2018            100           7           0           0         0
     March 2019            100           4           0           0         0
     March 2020            100           1           0           0         0
     March 2021            100           0           0           0         0
     March 2022            100           0           0           0         0
     March 2023            100           0           0           0         0
     March 2024            100           0           0           0         0
     March 2025             95           0           0           0         0
     March 2026             86           0           0           0         0
     March 2027             75           0           0           0         0
     March 2028             64           0           0           0         0
     March 2029             53           0           0           0         0
     March 2030             40           0           0           0         0
     March 2031             27           0           0           0         0
     March 2032             13           0           0           0         0
     March 2033              0           0           0           0         0
Average Life to
Maturity (years)            26.06        7.73        5.84        4.85      4.37
Average Life to Call(1)
    (years)                 25.94        7.09        5.35        4.46      4.06

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES              PPC 0%      PPC 75%    PPC 100%    PPC 125%  PPC 150%
     -----------          ------      -------    --------    --------  --------
      Initial              100         100         100         100       100
     March 2004            100         100         100         100       100
     March 2005            100         100         100         100       100
     March 2006            100         100         100         100       100
     March 2007            100          88          65          47        33
     March 2008            100          71          49          32        21
     March 2009            100          57          36          22        13
     March 2010            100          46          27          15         7
     March 2011            100          37          20          10         0
     March 2012            100          29          15           2         0
     March 2013            100          24          11           0         0
     March 2014            100          19           7           0         0
     March 2015            100          15           0           0         0
     March 2016            100          12           0           0         0
     March 2017            100           9           0           0         0
     March 2018            100           3           0           0         0
     March 2019            100           0           0           0         0
     March 2020            100           0           0           0         0
     March 2021            100           0           0           0         0
     March 2022            100           0           0           0         0
     March 2023            100           0           0           0         0
     March 2024            100           0           0           0         0
     March 2025             95           0           0           0         0
     March 2026             86           0           0           0         0
     March 2027             75           0           0           0         0
     March 2028             64           0           0           0         0
     March 2029             53           0           0           0         0
     March 2030             40           0           0           0         0
     March 2031             27           0           0           0         0
     March 2032             13           0           0           0         0
     March 2033              0           0           0           0         0
Average Life to
Maturity (years)            26.05        7.63        5.75        4.73      4.18
Average Life to Call(1)
    (years)                 25.94        7.09        5.34        4.40      3.92

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES              PPC 0%     PPC 75%     PPC 100%    PPC 125%  PPC 150%
     ----------           ------     -------     --------    --------  --------
      Initial              100         100         100         100       100
     March 2004            100         100         100         100       100
     March 2005            100         100         100         100       100
     March 2006            100         100         100         100       100
     March 2007            100          88          65          47        33
     March 2008            100          71          49          32        21
     March 2009            100          57          36          22        13
     March 2010            100          46          27          15         0
     March 2011            100          37          20           9         0
     March 2012            100          29          15           0         0
     March 2013            100          24          11           0         0
     March 2014            100          19           0           0         0
     March 2015            100          15           0           0         0
     March 2016            100          12           0           0         0
     March 2017            100           3           0           0         0
     March 2018            100           0           0           0         0
     March 2019            100           0           0           0         0
     March 2020            100           0           0           0         0
     March 2021            100           0           0           0         0
     March 2022            100           0           0           0         0
     March 2023            100           0           0           0         0
     March 2024            100           0           0           0         0
     March 2025             95           0           0           0         0
     March 2026             86           0           0           0         0
     March 2027             75           0           0           0         0
     March 2028             64           0           0           0         0
     March 2029             53           0           0           0         0
     March 2030             40           0           0           0         0
     March 2031             27           0           0           0         0
     March 2032             13           0           0           0         0
     March 2033              0           0           0           0         0
Average Life to
Maturity (years)            26.04        7.54        5.68        4.65      4.08
Average Life to Call(1)
    (years)                 25.94        7.09        5.34        4.38      3.87


(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES              PPC 0%     PPC 75%     PPC 100%   PPC 125%  PPC 150%
     -----------          ------     -------     --------   --------  --------
      Initial              100         100         100         100       100
     March 2004            100         100         100         100       100
     March 2005            100         100         100         100       100
     March 2006            100         100         100         100       100
     March 2007            100          88          65          47        33
     March 2008            100          71          49          32        21
     March 2009            100          57          36          22         7
     March 2010            100          46          27          13         0
     March 2011            100          37          20           0         0
     March 2012            100          29          12           0         0
     March 2013            100          24           0           0         0
     March 2014            100          19           0           0         0
     March 2015            100          12           0           0         0
     March 2016            100           3           0           0         0
     March 2017            100           0           0           0         0
     March 2018            100           0           0           0         0
     March 2019            100           0           0           0         0
     March 2020            100           0           0           0         0
     March 2021            100           0           0           0         0
     March 2022            100           0           0           0         0
     March 2023            100           0           0           0         0
     March 2024            100           0           0           0         0
     March 2025             95           0           0           0         0
     March 2026             86           0           0           0         0
     March 2027             75           0           0           0         0
     March 2028             64           0           0           0         0
     March 2029             53           0           0           0         0
     March 2030             40           0           0           0         0
     March 2031             27           0           0           0         0
     March 2032              6           0           0           0         0
     March 2033              0           0           0           0         0
Average Life to
Maturity (years)            26.01        7.39        5.56        4.55      3.97
Average Life to Call(1)
    (years)                 25.94        7.09        5.34        4.37      3.83

(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES            PPC 0%     PPC 75%     PPC 100%    PPC 125%  PPC 150%
       -----------        ------     -------     --------    --------  --------
        Initial            100         100         100         100       100
       March 2004          100         100         100         100       100
       March 2005          100         100         100         100       100
       March 2006          100         100         100         100       100
       March 2007          100          88          65          47        33
       March 2008          100          71          49          32        15
       March 2009          100          57          36          19         0
       March 2010          100          46          27           0         0
       March 2011          100          37          12           0         0
       March 2012          100          29           0           0         0
       March 2013          100          23           0           0         0
       March 2014          100           8           0           0         0
       March 2015          100           0           0           0         0
       March 2016          100           0           0           0         0
       March 2017          100           0           0           0         0
       March 2018          100           0           0           0         0
       March 2019          100           0           0           0         0
       March 2020          100           0           0           0         0
       March 2021          100           0           0           0         0
       March 2022          100           0           0           0         0
       March 2023          100           0           0           0         0
       March 2024          100           0           0           0         0
       March 2025           95           0           0           0         0
       March 2026           86           0           0           0         0
       March 2027           75           0           0           0         0
       March 2028           64           0           0           0         0
       March 2029           53           0           0           0         0
       March 2030           40           0           0           0         0
       March 2031           27           0           0           0         0
       March 2032            0           0           0           0         0
       March 2033            0           0           0           0         0
Average Life to Maturity
(years)                     25.94        7.12        5.35        4.36      3.82
Average Life to Call (1)
(years)                     25.93        7.06        5.31        4.33      3.79

(1) 10% Optional Clean-Up Call



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                        Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


              CLASS A-2     CLASS M-1     CLASS M-2     CLASS B-1     CLASS B-2                   CLASS A-2
   PERIOD      CAP (%)       CAP (%)       CAP (%)       CAP (%)       CAP (%)        PERIOD       CAP (%)
   ------      -------       -------       -------       -------       -------        ------       -------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
     0            -             -             -             -             -             -             -
     1          8.94          7.32          7.32          7.32          7.32          7.32          7.32
     2          9.12          7.44          7.44          7.44          7.44          7.44          7.44
     3          9.04          7.32          7.32          7.32          7.32          7.32          7.32
     4          9.35          7.60          7.60          7.60          7.60          7.60          7.60
     5          9.09          7.35          7.35          7.35          7.35          7.35          7.35
     6          9.10          7.35          7.35          7.35          7.35          7.35          7.35
     7          9.36          7.60          7.60          7.60          7.60          7.60          7.60
     8          9.11          7.35          7.35          7.35          7.35          7.35          7.35
     9          9.38          7.60          7.60          7.60          7.60          7.60          7.60
    10          9.12          7.35          7.35          7.35          7.35          7.35          7.35
    11          9.13          7.35          7.35          7.35          7.35          7.35          7.35
    12          9.67          7.86          7.86          7.86          7.86          7.86          7.86
    13          9.15          7.35          7.35          7.35          7.35          7.35          7.35
    14          9.41          7.59          7.59          7.59          7.59          7.59          7.59
    15          9.16          7.35          7.35          7.35          7.35          7.35          7.35
    16          9.43          7.59          7.59          7.59          7.59          7.59          7.59
    17          9.18          7.35          7.35          7.35          7.35          7.35          7.35
    18          9.19          7.35          7.35          7.35          7.35          7.35          7.35
    19          9.46          7.59          7.59          7.59          7.59          7.59          7.59
    20          9.21          7.35          7.35          7.35          7.35          7.35          7.35
    21          9.49          7.59          7.59          7.59          7.59          7.59          7.59
    22          9.24          7.35          7.35          7.35          7.35          7.35          7.35
    23          10.07         8.26          8.26          8.26          8.26          8.26          8.26
    24          11.02         9.14          9.14          9.14          9.14          9.14          9.14
    25          9.72          8.26          8.26          8.26          8.26          8.26          8.26
    26          10.03         8.53          8.53          8.53          8.53          8.53          8.53
    27          9.75          8.25          8.25          8.25          8.25          8.25          8.25
    28          10.06         8.53          8.53          8.53          8.53          8.53          8.53
    29          10.59         9.16          9.16          9.16          9.16          9.16          9.16
    30          10.61         9.16          9.16          9.16          9.16          9.16          9.16
    31          10.95         9.46          9.46          9.46          9.46          9.46          9.46
    32          10.65         9.15          9.15          9.15          9.15          9.15          9.15
    33          11.00         9.46          9.46          9.46          9.46          9.46          9.46
    34          10.70         9.15          9.15          9.15          9.15          9.15          9.15
    35          11.55         10.07         10.07         10.07         10.07         10.07         10.07
    36          12.72         11.15         11.15         11.15         11.15         11.15         11.15
    37          25.36         10.07         10.07         10.07         10.07         10.07         10.07
    38          12.90         10.41         10.41         10.41         10.41         10.41         10.41

(1) Annualized coupon based on total interest paid to the certificates including
Accrued  Certificate  Interest,  unpaid  interest  amounts  and Basis Risk Carry
Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                        Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

              CLASS A-2     CLASS M-1     CLASS M-2     CLASS B-1     CLASS B-2                   CLASS A-2
   PERIOD      CAP (%)       CAP (%)       CAP (%)       CAP (%)       CAP (%)        PERIOD       CAP (%)
   ------      -------       -------       -------       -------       -------        ------       -------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
    39          12.42         10.07         10.07         10.07         10.07         10.07         10.07
    40          12.77         10.40         10.40         10.40         10.40         10.40         10.40
    41          13.10         10.99         10.99         10.99         10.99         10.99         10.99
    42          13.10         10.99         10.99         10.99         10.99         10.99         10.99
    43          13.54         11.35         11.35         11.35         11.35         11.35         11.35
    44          13.10         10.98         10.98         10.98         10.98         10.98         10.98
    45          13.54         11.35         11.35         11.35         11.35         11.35         11.35
    46          13.10         10.98         10.98         10.98         10.98         10.98         10.98
    47          13.65         11.61         11.61         11.61         11.61         11.61         11.61
    48          15.11         12.85         12.85         12.85         12.85         12.85         12.85
    49          13.65         11.60         11.60         11.60         11.60         11.60         11.60
    50          14.10         11.99         11.99         11.99         11.99         11.99         11.99
    51          13.64         11.60         11.60         11.60         11.60         11.60         11.60
    52          14.10         11.99         11.99         11.99         11.99         11.99         11.99
    53          13.66         11.62         11.62         11.62         11.62         11.62         11.62
    54          13.66         11.62         11.62         11.62         11.62         11.62         11.62
    55          14.12         12.00         12.00         12.00         12.00         12.00         12.00
    56          13.66         11.61         11.61         11.61         11.61         11.61         11.61
    57          14.11         12.00         12.00         12.00         12.00         12.00         12.00
    58          13.66         11.61         11.61         11.61         11.61         11.61         11.61
    59          13.67         11.62         11.62         11.62         11.62         11.62         11.62
    60          14.61         12.42         12.42         12.42         12.42         12.42         12.42
    61          13.67         11.62         11.62         11.62         11.62         11.62         11.62
    62          14.12         12.01         12.01         12.01         12.01         12.01         12.01
    63          13.67         11.62         11.62         11.62         11.62         11.62         11.62
    64          14.12         12.00         12.00         12.00         12.00         12.00         12.00
    65          13.67         11.61         11.61         11.61         11.61         11.61         11.61
    66          13.67         11.61         11.61         11.61         11.61         11.61         11.61
    67          14.12         12.00         12.00         12.00         12.00         12.00         12.00
    68          13.67         11.61         11.61         11.61         11.61         11.61         11.61
    69          14.12         11.99         11.99         11.99         11.99         11.99         11.99
    70          13.66         11.61         11.61         11.61         11.61         11.61         11.61
    71          13.66         11.60         11.60         11.60         11.60         11.60         11.60
    72          15.13         12.85         12.85         12.85         12.85         12.85         12.85
    73          13.66         11.60         11.60         11.60         11.60         11.60         11.60
    74          14.12         11.99         11.99         11.99         11.99         11.99         11.99
    75          13.66         11.60         11.60         11.60         11.60         11.60         11.60

(1) Annualized coupon based on total interest paid to the certificates including
Accrued  Certificate  Interest,  unpaid  interest  amounts  and Basis Risk Carry
Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                        Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


              CLASS A-2     CLASS M-1     CLASS M-2     CLASS B-1     CLASS B-2                   CLASS A-2
   PERIOD      CAP (%)       CAP (%)       CAP (%)       CAP (%)       CAP (%)        PERIOD       CAP (%)
   ------      -------       -------       -------       -------       -------        ------       -------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360

    76          14.12         11.98         11.98         11.98         11.98         11.98         11.98
    77          13.66         11.60         11.60         11.60         11.60         11.60         11.60
    78          13.66         11.59         11.59         11.59         11.59         11.59         11.59
    79          14.12         11.98         11.98         11.98         11.98         11.98         11.98
    80          13.66         11.59         11.59         11.59         11.59         11.59         11.59
    81          14.12         11.98         11.98         11.98         11.98         11.98         11.98
    82          13.66         11.59         11.59         11.59         11.59         11.59         11.59
    83          13.66         11.59         11.59         11.59         11.59         11.59         11.59
    84          15.13         12.83         12.83         12.83         12.83         12.83         12.83
    85          13.66         11.58         11.58         11.58         11.58         11.58         11.58
    86          14.12         11.97         11.97         11.97         11.97         11.97         11.97
    87          13.66         11.58         11.58         11.58         11.58         11.58         11.58
    88          14.12         11.97         11.97         11.97         11.97         11.97         11.97
    89          13.66         11.58         11.58         11.58         11.58         11.58         11.58
    90          13.66         11.58         11.58         11.58         11.58         11.58         11.58
    91          12.39         11.96         11.96         11.96         11.96         11.96         11.96
    92          11.80         11.58         11.58         11.58         11.58         11.58         11.58
    93          12.21         11.96         11.96         11.96         11.96         11.96         11.96
    94          11.84         11.57         11.57         11.57         11.57         11.57         11.57
    95          11.86         11.57         11.57         11.57         11.57         11.57         11.57
    96          13.15         12.81         12.81         12.81         12.81         12.81         12.81
    97          11.90         11.57         11.57         11.57         11.57         11.57         11.57
    98          12.32         11.95         11.95         11.95         11.95         11.95         11.95
    99          11.95         11.57         11.57         11.57         11.57         11.57         11.57
    100         12.37         11.95         11.95         11.95         11.95         11.95         11.95
    101         11.99         11.57         11.57         11.57         11.57         11.57         11.57
    102         12.02         11.56         11.56         11.56         11.56         11.56         11.56
    103         12.45         11.95         11.95         11.95         11.95         11.95         11.95
    104         12.07         11.56         11.56         11.56         11.56         11.56         11.56
    105         12.50         11.95         11.95         11.95         11.95         11.95         11.95
    106         12.12         11.56         11.56         11.56         11.56         11.56         11.56
    107         12.15         11.56         11.56         11.56         11.56         11.56         11.56
    108         13.02         12.36         12.36         12.36         12.36         12.36           -
    109         12.21         11.56         11.56         11.56         11.56         11.56           -
    110         12.65         11.94         11.94         11.94         11.94         11.94           -
    111         12.27         11.56         11.56         11.56         11.56         11.56           -
    112         12.71         11.94         11.94         11.94         11.94         11.94           -

(1) Annualized coupon based on total interest paid to the certificates including
Accrued  Certificate  Interest,  unpaid  interest  amounts  and Basis Risk Carry
Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                        Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


              CLASS A-2     CLASS M-1     CLASS M-2     CLASS B-1     CLASS B-2                   CLASS A-2
   PERIOD      CAP (%)       CAP (%)       CAP (%)       CAP (%)       CAP (%)        PERIOD       CAP (%)
   ------      -------       -------       -------       -------       -------        ------       -------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
    113         12.34         11.55         11.55         11.55         11.55         11.55           -
    114         12.37         11.55         11.55         11.55         11.55         11.55           -
    115         12.82         11.94         11.94         11.94         11.94         11.94           -
    116         12.44         11.55         11.55         11.55         11.55         11.55           -
    117         12.89         11.94         11.94         11.94         11.94         11.94           -
    118         12.51         11.55         11.55         11.55         11.55         11.55           -
    119         12.55         11.55         11.55         11.55         11.55         11.55           -
    120         13.94         12.79         12.79         12.79         12.79         12.79           -
    121         12.63         11.55         11.55         11.55         11.55         11.55           -
    122         13.10         11.93         11.93         11.93         11.93         11.93           -
    123         12.72         11.55         11.55         11.55         11.55         11.55           -
    124         13.19         11.93         11.93         11.93         11.93           -             -
    125         12.80         11.54         11.54         11.54         11.54           -             -
    126         12.85         11.54         11.54         11.54         11.54           -             -
    127         13.33         11.93         11.93         11.93         11.93           -             -
    128         12.95         11.54         11.54         11.54         11.54           -             -
    129         13.43         11.93         11.93         11.93         11.93           -             -
    130         13.05         11.54         11.54         11.54         11.54           -             -
    131         13.10         11.54         11.54         11.54         11.54           -             -
    132         14.56         12.78         12.78         12.78         12.78           -             -
    133         13.21         11.54         11.54         11.54         11.54           -             -
    134         13.71         11.92         11.92         11.92           -             -             -
    135         13.32         11.54         11.54         11.54           -             -             -
    136         13.83         11.92         11.92         11.92           -             -             -
    137         13.44         11.54         11.54         11.54           -             -             -
    138         13.51         11.54         11.54         11.54           -             -             -
    139         14.02         11.92         11.92         11.92           -             -             -
    140         13.64         11.54         11.54         11.54           -             -             -
    141         14.16         11.92         11.92         11.92           -             -             -
    142         13.78         11.53         11.53         11.53           -             -             -
    143         13.85         11.53         11.53         11.53           -             -             -
    144         15.41         12.77         12.77           -             -             -             -
    145         14.00         11.53         11.53           -             -             -             -
    146         14.55         11.92         11.92           -             -             -             -
    147         14.16         11.53         11.53           -             -             -             -
    148         14.71         11.92         11.92           -             -             -             -
    149         14.32         11.53         11.53           -             -             -             -


(1) Annualized coupon based on total interest paid to the certificates including
Accrued  Certificate  Interest,  unpaid  interest  amounts  and Basis Risk Carry
Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                        Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


              CLASS A-2     CLASS M-1     CLASS M-2     CLASS B-1     CLASS B-2                   CLASS A-2
   PERIOD      CAP (%)       CAP (%)       CAP (%)       CAP (%)       CAP (%)        PERIOD       CAP (%)
   ------      -------       -------       -------       -------       -------        ------       -------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
    150         14.41         11.53         11.53           -             -             -             -
    151         14.98         11.92         11.92           -             -             -             -
    152         14.59         11.53         11.53           -             -             -             -
    153         15.17         11.92         11.92           -             -             -             -
    154         14.78         11.53         11.53           -             -             -             -
    155         14.88         11.53         11.53           -             -             -             -
    156         16.01         12.33         12.33           -             -             -             -
    157         15.08         11.53         11.53           -             -             -             -
    158         15.69         11.92         11.92           -             -             -             -
    159         15.30         11.53         11.53           -             -             -             -
    160         15.92         11.92         11.92           -             -             -             -
    161         15.53         11.53         11.53           -             -             -             -
    162         15.64         11.53         11.53           -             -             -             -
    163         16.29         11.92         11.92           -             -             -             -
    164         15.89         11.53         11.53           -             -             -             -
    165         16.55         11.92           -             -             -             -             -
    166         16.15         11.53           -             -             -             -             -
    167         16.29         11.53           -             -             -             -             -
    168         18.19         12.77           -             -             -             -             -
    169         16.57         11.53           -             -             -             -             -
    170         17.28         11.92           -             -             -             -             -
    171         16.87         11.53           -             -             -             -             -
    172         17.59         11.92           -             -             -             -             -
    173         17.18         11.54           -             -             -             -             -
    174         17.35         11.54           -             -             -             -             -
    175         18.10         11.92           -             -             -             -             -
    176         17.69         11.54           -             -             -             -             -
    177         18.46         11.92           -             -             -             -             -
    178         18.05         11.54           -             -             -             -             -
    179         18.24         11.54           -             -             -             -             -
    180         20.45           -             -             -             -             -             -
    181         18.79           -             -             -             -             -             -
    182         19.77           -             -             -             -             -             -
    183         19.50           -             -             -             -             -             -
    184         20.55           -             -             -             -             -             -
    185         20.30           -             -             -             -             -             -
    186         20.74           -             -             -             -             -             -


(1) Annualized coupon based on total interest paid to the certificates including
Accrued  Certificate  Interest,  unpaid  interest  amounts  and Basis Risk Carry
Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                        Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


              CLASS A-2     CLASS M-1     CLASS M-2     CLASS B-1     CLASS B-2                   CLASS A-2
   PERIOD      CAP (%)       CAP (%)       CAP (%)       CAP (%)       CAP (%)        PERIOD       CAP (%)
   ------      -------       -------       -------       -------       -------        ------       -------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
    187         21.93           -             -             -             -             -             -
    188         21.73           -             -             -             -             -             -
    189         23.02           -             -             -             -             -             -
    190         22.87           -             -             -             -             -             -
    191         23.49           -             -             -             -             -             -
    192         26.73           -             -             -             -             -             -
    193         24.85           -             -             -             -             -             -
    194         26.49           -             -             -             -             -             -
    195         26.48           -             -             -             -             -             -
    196         28.34           -             -             -             -             -             -
    197         28.46           -             -             -             -             -             -
    198         29.61           -             -             -             -             -             -
    199         31.92           -             -             -             -             -             -
    200         32.33           -             -             -             -             -             -
    201         35.08           -             -             -             -             -             -
    202         35.80           -             -             -             -             -             -
    203         37.93           -             -             -             -             -             -
    204         43.19           -             -             -             -             -             -
    205         43.30           -             -             -             -             -             -
    206         48.30           -             -             -             -             -             -
    207         50.91           -             -             -             -             -             -
    208         57.92           -             -             -             -             -             -
    209         62.55           -             -             -             -             -             -
    210         71.02           -             -             -             -             -             -
    211         85.26           -             -             -             -             -             -
    212         98.99           -             -             -             -             -             -
    213        128.74           -             -             -             -             -             -
    214        169.75           -             -             -             -             -             -
    215        270.72           -             -             -             -             -             -
    216           *             -             -             -             -             -             -


* In Period 216 the A-2 Class has a balance of $58,510 and is paid 70,711 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate
    Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                  MORGAN STANLEY
2003-NCS

All records
================================================================================

1. SUMMARY STATISTICS

Number of Mortgage Loans: 4,395
Aggregate Principal Balance ($): 696,639,551
Weighted Average Current Mortgage Rate (%): 7.841
Non-Zero Weighted Average Margin (%): 6.460
Non-Zero Weighted Average Maximum Rate (%): 14.769
Weighted Average Stated Original Term (months): 351
Weighted Average Stated Remaining Term (months): 349
Weighted Average Combined Original LTV (%): 78.65
% First Liens: 97.69
% Owner Occupied: 94.91
% Purchase: 18.21
% Full Doc: 63.77
Non-Zero Weighted Average Credit Score: 595
================================================================================


                                      % of
                                    Mortgage
                                    Pool by
                        Aggregate   Aggregate   Weighted   Weighted     Weighted
             Number      Cut-off     Cut-off     Average    Average     Average
               of         Date        Date        Gross    Remaining    Combined
            Mortgage    Principal   Principal   Interest      Term      Original
Group         Loans    Balance ($)   Balance     Rate (%)   (months)      LTV
-----       -------    -----------   -------     --------   --------    --------

Group I     2,625      398,623,634    57.22       7.741       355        77.81
Group II    1,770      298,015,917    42.78       7.974       341        79.77
            -----      -----------   ------       -----       ---        -----
Total:      4,395      696,639,551   100.00       7.841       349        78.65
            -----      -----------   ------       -----       ---        -----


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                      % of
                                         Pool by     Mortgage
                                        Aggregate   Aggregate  Weighted   Weighted  Weighted
                          Number          Cut-off    Cut-off    Average    Average  Average
                            of             Date       Date       Gross   Remaining  Combined
                         Mortgage        Principal  Principal   Interest    Term    Original
Product Types              Loans        Balance ($)  Balance     Rate (%) (months)    LTV
-------------            --------       -----------  -------    --------  --------  --------
Fixed - 10 Year                7          402,312      0.06       8.878      118     67.46
Fixed - 15 Year              194       14,021,326      2.01       8.693      178     76.03
Fixed - 20 Year              349       16,785,713      2.41      10.155      238     93.23
Fixed - 25 Year                6          456,036      0.07       8.072      298     69.08
Fixed - 30 Year            1,093      166,807,991     23.94       7.704      358     76.99
ARM - 2 Year/6 Month       2,605      458,457,882     65.81       7.942      358     78.66
ARM - 3 Year/6 Month          67       11,148,266      1.60       7.902      358      77.6
ARM - 10 Year IO/1 Month      74       28,560,026      4.10       5.191      297     81.55
                           -----      -----------    ------       -----      ---     -----
Total:                     4,395      696,639,551    100.00       7.841      349     78.65
                           -----      -----------    ------       -----      ---     -----


4.  RANGE OF GROSS INTEREST RATES (%)

                                                 % of
                                   Pool by     Mortgage
                                  Aggregate    Aggregate   Weighted  Weighted   Weighted
                      Number       Cut-off      Cut-off    Average    Average   Average
                       of           Date         Date       Gross    Remaining  Combined
Range of Gross       Mortgage     Principal    Principal   Interest    Term     Original
Interest Rates (%)   Loans (%)   Balance ($)    Balance    Rate (%)  (months)     LTV
------------------   ---------   -----------   --------    --------  --------   --------
4.000 - 4.999           32       11,565,025       1.66      4.731      298       81.41
5.000 - 5.999          100       28,630,818       4.11      5.677      322       79.68
6.000 - 6.999          688      144,486,912      20.74      6.752      353       76.42
7.000 - 7.999        1,348      246,373,073      35.37      7.602      355       77.91
8.000 - 8.999        1,178      174,132,619      25.00      8.504      354       80.26
9.000 - 9.999          517       57,545,507       8.26      9.506      348       78.51
10.000 - 10.999        442       27,709,215       3.98     10.712      291       85.45
11.000 - 11.999         79        5,193,807       0.75     11.377      328        75.6
12.000 - 12.999         11        1,002,574       0.14     12.501      316       75.75
                     -----        ---------     ------     ------      ---       -----
Total:               4,395      696,639,551     100.00      7.841      349       78.65
                     -----      -----------     ------     ------      ---       -----

Minimum: 4.380
Maximum: 12.990
Weighted Average: 7.841
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                             % of
                                           Mortgage
                                           Pool by
                               Aggregate   Aggregate   Weighted   Weighted   Weighted
                     Number    Cut-off      Cut-off    Average    Average    Average
Range of Cut-off       of        Date        Date       Gross    Remaining   Combined
Date Principal      Mortgage   Principal   Principal   Interest     Term     Original
Balances ($)         Loans    Balance$($)   Balance    Rate (%)   (months)     LTV
---------------     --------  -----------   -------    --------   --------   --------
1 - 25,000              94     1,823,296     0.26      10.808        227      99.93
25,001 - 50,000        401    16,035,207     2.30       9.731        286      80.90
50,001 - 75,000        574    36,233,201     5.20       8.807        327      77.88
75,001 - 100,000       570    50,037,581     7.18       8.521        342      77.51
100,001 - 125,000      499    56,225,273     8.07       8.315        352      78.85
125,001 - 150,000      433    59,550,132     8.55       7.975        354      77.50
150,001 - 175,000      356    57,899,938     8.31       7.870        353      77.53
175,001 - 200,000      296    55,620,683     7.98       7.879        356      77.73
200,001 - 225,000      206    43,767,843     6.28       7.647        356      77.41
225,001 - 250,000      184    43,791,228     6.29       7.759        355      78.32
250,001 - 275,000      127    33,287,458     4.78       7.677        358      77.94
275,001 - 300,000      122    35,116,916     5.04       7.542        355      78.63
300,001 - 325,000      103    32,328,474     4.64       7.434        350      82.24
325,001 - 350,000      110    37,304,740     5.35       7.527        351      80.38
350,001 - 375,000       81    29,256,296     4.20       7.373        348      81.05
375,001 - 400,000       63    24,508,194     3.52       7.360        357      80.38
400,001 - 425,000       43    17,810,300     2.56       7.184        348      79.99
425,001 - 450,000       40    17,542,423     2.52       7.411        352      78.62
450,001 - 475,000       18     8,342,275     1.20       6.856        348      82.48
475,001 - 500,000       40    19,644,284     2.82       7.296        353      76.18
500,001 - 750,000       34    19,714,890     2.83       6.469        330      78.69
750,001 - 1,000,000      1       798,921     0.11       7.990        358      45.71
                     -----   -----------   ------       -----        ---      -----
Total:               4,395   696,639,551   100.00       7.841        349      78.65
                     -----   -----------   ------       -----        ---      -----

Minimum: 14,741
Maximum: 798,921
Average: 158,507

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                  Number    Cut-off      Cut-off    Average    Average   Average
Range of Stated     of        Date        Date      Gross    Remaining  Combined
Original Terms   Mortgage   Principal   Principal  Interest     Term    Original
(months)          Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
---------------  -------   -----------   -------   --------   --------  --------

120                   7        402,312     0.06      8.878       118      67.46
180                 194     14,021,326     2.01      8.693       178      76.03
240                 349     16,785,713     2.41     10.155       238      93.23
300                  80     29,016,061     4.17      5.237       297      81.35
360               3,765    636,414,139    91.35      7.879       358      78.21
                  -----    -----------   ------      -----       ---      -----
Total:            4,395    696,639,551   100.00      7.841       349      78.65
                  -----    -----------   ------      -----       ---      -----

Minimum: 120
Maximum: 360
Weighted Average: 351




                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                  Number    Cut-off      Cut-off    Average    Average   Average
Range of Stated     of        Date        Date      Gross    Remaining  Combined
Remaining Terms  Mortgage   Principal   Principal  Interest     Term    Original
(months)          Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------------   --------  -----------  ---------  -------   --------   --------

109 - 120             7       402,312      0.06      8.878       118      67.46
169 - 180           194    14,021,326      2.01      8.693       178      76.03
229 - 240           349    16,785,713      2.41     10.155       238      93.23
289 - 300            80    29,016,061      4.17      5.237       297      81.35
349 - 360         3,765   636,414,139     91.35      7.879       358      78.21
                  -----   -----------    ------      -----       ---      -----
Total:            4,395   696,639,551    100.00      7.841       349      78.65
                  -----   -----------    ------      -----       ---      -----
Minimum: 117
Maximum: 359
Weighted Average: 349

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                           % of
                                        Mortgage
                                         Pool by
                            Aggregate  Aggregate   Weighted   Weighted  Weighted
Range of          Number      Cut-off    Cut-off    Average    Average   Average
Combined              of         Date       Date      Gross  Remaining  Combined
Original LTV    Mortgage    Principal  Principal   Interest       Term  Original
Ratios (%)         Loans  Balance ($)    Balance   Rate (%)   (months)       LTV
------------    --------  -----------  ---------  ---------  ---------  --------

10.01 - 20.00         4       229,587       0.03      9,468        344     17.44
20.01 - 30.00        17     1,346,809       0.19      8,215        343     25.77
30.01 - 40.00        56     6,020,489       0.86      7.522        343     36.38
40.01 - 50.00       109    12,665,303       1.82      7.657        339     46.01
50.01 - 60.00       191    30,007,963       4.31      7.657        344     56.13
60.01 - 70.00       504    84,928,032      12.19      7.882        352     66.70
70.01 - 80.00     1,676   278,608,773      39.99      7.772        353     77.97
80.01 - 90.00     1,359   247,260,285      35.49      7.739        353     86.66
90.01 - 100.00      479    35,572,310       5.11      9.221        297     97.05
                  -----   -----------     ------     ------        ---     -----
Total:            4,395   696,639,551     100.00      7.841        349     78.65
                  -----   -----------     ------     ------        ---     -----


Minimum: 11.36
Maximum: 100.00
Weighted Average: 78.65

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                  Number    Cut-off      Cut-off    Average    Average   Average
                    of        Date        Date      Gross    Remaining  Combined
Range of Gross   Mortgage   Principal   Principal  Interest     Term    Original
Margins (%)       Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------------   --------- -----------  --------   --------  ---------  --------

Fixed Rate Loans  1,649    198,473,378    28.49     7.985        334      78.26
<= 3.500             55     20,024,368     2.87     5.043        299      81.82
3.501 - 4.000        20      8,504,435     1.22     5.650        297      80.24
4.001 - 4.500         3        818,530     0.12     5.927        313      81.64
4.501 - 5.000         3        558,040     0.08     6.782        358      79.80
5.001 - 5.500         6      1,486,835     0.21     7.125        358      87.77
5.501 - 6.000        55     11,152,556     1.60      7.01        358      77.53
6.001 - 6.500     1,175    216,240,167    31.04     7.586        358      81.31
6.501 - 7.000       843    146,658,052    21.05     8.027        358      78.05
7.001 - 7.500       577     91,693,073    13.16     8.764        358      73.32
7.501 - 8.000         8        886,254     0.13     9.294        358      76.41
8.001 - 8.500         1        143,864     0.02      9.70        358      80.00
                  -----        -------   ------     -----        ---      -----
Total:            4,395    696,639,551   100.00     7.841        349      78.65
                  -----    -----------   ------     -----        ---      -----

Non-Zero Minimum: 1.000
Maximum: 8.200
Non-Zero Weighted Average: 6.460

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
Range of          Number    Cut-off      Cut-off    Average    Average   Average
Minimum            of        Date         Date      Gross    Remaining  Combined
Mortgate         Mortgage  Principal   Principal  Interest     Term    Original
Rates (%)         Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------------   --------- -----------  --------   --------  ---------  --------

Fixed Rate Loans  1,649    198,473,378     28.49     7.985      334      78.26
<=5.000              32     11,565,025      1.66     4.731      298      81.41
5.001 - 5.500        32     11,886,040      1.71     5.348      301      81.49
5.501 - 6.000        74     18,593,290      2.67     5.919      339      78.44
6.001 - 6.500       134     30,979,707      4.45     6.415      358      77.86
6.501 - 7.000       301     63,062,720      9.05     6.905      358      78.04
7.001 - 7.500       381     79,726,430     11.44     7.383      358      78.60
7.501 - 8.000       515     96,619,713     13.87     7.869      358      78.87
8.001 - 8.500       469     76,802,310     11.02     8.364      358      80.75
8.501 - 9.000       353     52,977,889      7.60     8.840      358      80.07
9.001 - 9.500       179     23,373,365      3.36     9.357      358      78.24
9.501 - 10.000      137     17,082,533      2.45     9.846      358      76.27
10.001 -10.500       49      5,710,627      0.82    10.334      358      71.47
10.501 - 11.000      51      5,691,914      0.82    10.826      358      69.70
11.001 - 11.500      22      2,329,378      0.33    11.278      358      71.93
11.501 - 12.000      12      1,125,098      0.16    11.774      358      69.46
12.001 - 12.500       3        350,473      0.05    12.218      358      64.85
12.501 - 13.000       2        289,660      0.04    12.815      358      73.48
                  -----    -----------    ------    ------      ---      -----
Total:            4,395    696,639,551    100.00     7.841      349      78.65
                  -----    -----------    ------    ------      ---      -----

Non-Zero Minimum: 4.380
Maximum: 12.850
Non-Zero Weighted Average: 7.786

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                  Number    Cut-off      Cut-off    Average    Average   Average
Range of           of        Date         Date      Gross    Remaining  Combined
Maximum          Mortgage  Principal    Principal  Interest     Term    Original
Loan Rates (%)    Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------------   --------  -----------  --------   --------  ---------  --------

Fixed Rate Loans  1,649   198,473,378     28.49     7.985       334      78.26
<= 12.500            76    29,253,251      4.20     5.199       299      81.57
12.501 - 13.000      63    13,023,720      1.87     5.981       358      76.63
13.001 - 13.500     135    31,079,556      4.46     6.419       358      77.83
13.501 - 14.000     301    62,949,942      9.04     6.907       358      78.08
14.001 - 14.500     386    80,730,560     11.59     7.397       358      78.69
14.501 - 15.000     518    97,381,262     13.98     7.878       358      78.90
15.001 - 15.500     465    75,879,147     10.89     8.366       358      80.68
15.501 - 16.000     351    52,274,379      7.50     8.845       358      80.05
16.001 - 16.500     179    23,638,805      3.39     9.374       358      78.15
16.501 - 17.000     135    16,904,655      2.43     9.845       358      76.18
17.001 - 17.500      47     5,264,371      0.76    10.341       358      71.49
17.501 - 18.000      51     5,691,914      0.82    10.826       358      69.70
18.001 - 18.500      22     2,329,378      0.33    11.278       358      71.93
18.501 - 19.000      12     1,125,098      0.16    11.774       358      69.46
19.001 - 19.500       3       350,473      0.05    12.218       358      64.85
19.501 - 20.000       2       289,660      0.04    12.815       358      73.48
                  -----   -----------    ------    ------       ---      -----
Total:            4,395   696,639,551    100.00     7.841       349      78.65
                  -----   -----------    ------     -----       ---      -----


Non-Zero Minimum: 11.880
Maximum: 19.850
Non-Zero Weighted Average: 14.769

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
Initial           Mortgage  Principal   Principal  Interest     Term    Original
Periodic Cap (%)   Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
---------------   -------- -----------  --------   --------   --------  --------

Fixed Rate Loans    1,649  198,473,378    28.49     7.985       334      78.26
1.000                  20    3,360,365     0.48     8.778       358      79.42
1.500               2,651  466,161,321    66.92     7.934       358      78.63
2.000                   1       84,462     0.01      9.99       357      85.00
3.000                  74   28,560,026     4.10     5.191       297      81.55
                    -----   ----------     ----     -----       ---      -----
Total:              4,395  696,639,551   100.00     7.841       349      78.65
                    -----  -----------   ------     -----       ---      -----

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.583


                                          % of
                                        Mortgage
                                         Pool by
                            Aggregate   Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
Subseqeunt        Mortgage  Principal   Principal  Interest     Term    Original
Periodic Cap (%)   Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
----------------  -------- -----------  --------   --------  ---------  --------

Fixed Rate Loans   1,649   198,473,378    28.49     7.985        334      78.26
1.000                 21     3,444,827     0.49     8.807        358      79.56
1.500              2,651   466,161,321    66.92     7.934        358      78.63
3.000                 74    28,560,026     4.10     5.191        297      81.55
                   -----    ----------   ------     -----        ---      -----
Total:             4,395   696,639,551   100.00     7.841        349      78.65
                   -----   -----------   ------     -----        ---      -----

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.583

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
Next Rate         Mortgage  Principal   Principal  Interest     Term    Original
Adjustment Dates    Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
----------------  -------- -----------  --------   --------  ---------  --------

Fixed Rate         1,649   198,473,378    28.49      7.985       334      78.26
Apr-03                74    28,560,026     4.10      5.191       297      81.55
Nov-04                14     2,296,656     0.33      7.994       356      80.03
Dec-04               199    49,151,065     7.06      7.943       357      80.35
Jan-05             2,376   404,575,281    58.08      7.941       358      78.46
Feb-05                16     2,434,880     0.35      7.883       359      76.65
Nov-05                 1       118,095     0.02      8.250       356      80.00
Dec-05                 6     1,415,522     0.20      6.983       357      85.49
Jan-06                60     9,614,649     1.38      8.033       358      76.41
                   -----   -----------   ------      -----       ---      -----
Total:             4,395   696,639,551   100.00      7.841       349      78.65
                   -----   -----------   ------      -----       ---      -----



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
Geographic        Number    Cut-off      Cut-off    Average    Average   Average
Distribution of     of        Date        Date      Gross    Remaining  Combined
Mortgaged        Mortgage  Principal    Principal  Interest     Term    Original
Properties         Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
---------------  --------  -----------  --------   --------   --------  --------

California        1,415    303,475,485    43.56      7.497       348      78.73
Florida             386     43,257,255     6.21      8.054       347      79.27
Illinois            169     27,986,615     4.02      8.142       353      78.83
Texas               307     27,189,111     3.90      8.817       340      77.79
New York            121     27,092,252     3.89      7.552       347      73.03
Massachusetts       123     26,715,995     3.83      7.767       355      71.90
Michigan            215     25,077,917     3.60      8.438       356      81.12
New Jersey          115     22,619,082     3.25      8.111       352      76.74
Colorado            140     19,648,291     2.82      7.761       348      79.43
Virginia             73     15,219,360     2.18      7.673       342      80.69
Washington           80     11,888,921     1.71      7.710       341      81.97
Connecticut          65     10,823,028     1.55      7.971       355      76.86
Minnesota            81     10,759,614     1.54      8.037       355      78.84
Arizona              88     10,581,464     1.52      8.085       350      80.70
Oregon               66      8,985,254     1.29      7.905       350      79.03
Other               951    105,319,909    15.12      8.292       350      80.42
                  -----    -----------   ------      -----       ---      -----
Total:            4,395    696,639,551   100.00      7.841       349      78.65
                  -----    -----------   ------      -----       ---      -----

Number of States/District of Columbia Represented: 48



                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
                  Mortgage  Principal   Principal  Interest     Term    Original
Occupancy          Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
---------         -------- ----------   -------   --------   --------   --------

Primary            4,132   661,214,814    94.91      7.832       349      78.83
Investment           253    33,723,395     4.84      8.056       350      74.88
Second Home           10     1,701,342     0.24      6.977       335      81.28
                   -----   -----------    -----      -----       ---      -----
Total:             4,395   696,639,551      100      7.841       349      78.65
                   -----   -----------    ------     -----       ---      -----


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                   % of
                                                 Mortgage
                                                 Pool by
                                     Aggregate    Aggregate  Weighted   Weighted  Weighted
                           Number    Cut-off       Cut-off   Average    Average   Average
                             of        Date         Date      Gross    Remaining  Combined
                          Mortgage   Principal    Principal  Interest     Term    Original
Property Type              Loans    Balance ($)    Balance   Rate (%)   (months)     LTV
-------------            ---------  -----------   --------   --------  ---------  --------
Single Family Residence   3,471    543,792,723      78.06      7.873       349       78.74
PUD                         411     74,756,174      10.73      7.683       347       79.57
2-4 Family                  236     45,881,667       6.59      7.763       352       76.64
Condo                       220     27,468,549       3.94      7.710       346       78.31
Manufactured Housing         57      4,740,438       0.68      8.118       344       74.73
                          -----    -----------     ------      -----       ---       -----
Total:                    4,395    696,639,551     100.00      7.841       349       78.65
                          -----    -----------     ------      -----       ---       -----



                                                  % of
                                                Mortgage
                                                Pool by
                                    Aggregate   Aggregate  Weighted   Weighted  Weighted
                           Number   Cut-off      Cut-off   Average    Average   Average
                             of       Date        Date      Gross    Remaining  Combined
                          Mortgage  Principal   Principal  Interest     Term    Original
Loan Purpose               Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
------------              -------  -----------  --------   --------   --------  --------
Refinance - Cashout        2,767   455,302,510     65.36    7.845        350      77.02
Purchase                     903   126,874,664     18.21    7.755        340      84.32
Refinance - Rate Term        725   114,462,377     16.43    7.917        351      78.85
                           -----   -----------     -----    -----        ---      -----
Total:                     4,395   696,639,551    100.00    7.841        349      78.65
                           -----   -----------    ------    -----        ---      -----

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                      % of
                                                  Mortgage
                                                   Pool by
                                     Aggregate   Aggregate   Weighted   Weighted  Weighted
                           Number      Cut-off     Cut-off    Average    Average   Average
                              of          Date        Date      Gross  Remaining  Combined
                        Mortgage     Principal   Principal   Interest       Term  Original
Documentation Level        Loans   Balance ($)     Balance   Rate (%)   (months)       LTV
-------------------     --------   -----------   ---------  ---------  ---------  --------
Full                       3,118   444,250,923       63.77      7.839        348     79.38
Stated Documentation       1,085   212,233,272       30.47      7.834        349     77.31
Limited                      192    40,155,356        5.76      7.887        353     77.64
                           -----   -----------      ------      -----        ---     -----
Total:                     4,395   696,639,551      100.00      7.841        349     78.65
                           -----   -----------      ------      -----        ---     -----

                                            % of
                                        Mortgage
                                         Pool by
                            Aggregate   Aggregate  Weighted   Weighted  Weighted
                  Number      Cut-off     Cut-off    Average   Average   Average
                      of         Date        Date      Gross Remaining  Combined
                Mortgage    Principal   Principal   Interest      Term  Original
Credit Score       Loans  Balance ($)     Balance   Rate (%)  (months)       LTV
------------    --------  -----------  ----------  --------- ---------  --------
500                  18    2,124,900         0.31      8.888       354     76.91
501 - 525           600   84,230,527        12.09      8.483       356     75.11
526 - 550           741  114,173,881        16.39      8.202       355     75.46
551 - 575           642  104,284,600        14.97      8.048       354     77.00
576 - 600           541   90,866,276        13.04      7.978       354     78.68
601 - 625           588   86,734,779        12.45      7.820       347     80.71
626 - 650           576   89,191,304        12.80      7.597       346     80.32
651 - 675           312   48,139,381         6.91      7.477       342     82.68
676 - 700           198   38,446,572         5.52      6.968       334     83.16
701 - 725            84   18,321,364         2.63      6.160       323     81.19
726 - 750            48    9,916,585         1.42      6.480       326     83.48
751 - 775            27    5,944,928         0.85      6.789       325     83.52
776 - 800            18    3,948,746         0.57      6.327       305     82.52
Above 800             2      315,707         0.05      5.649       319     83.23
                  -----  -----------       ------      -----       ---     -----
Total:            4,395  696,639,551       100.00      7.841       349     78.65
                  -----  -----------       ------      -----       ---     -----

Non-Zero Minimum: 500
Maximum: 802
Non-Zero Weighted Average: 595

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
Prepayment        Mortgage  Principal   Principal  Interest     Term    Original
Penalty Term       Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
------------      -------  -----------  --------   --------   --------  --------

0                    975   143,387,018    20.58     7.719       337      79.18
6                      6       755,960     0.11     8.334       330      80.99
12                   224    52,154,295     7.49     7.645       350      76.79
24                 2,270   371,893,465    53.38     7.950       355      79.06
36                   920   128,448,813    18.44     7.737       344      77.61
                   -----   -----------    -----     -----       ---      -----
Total:             4,395   696,639,551   100.00     7.841       349      78.65
                   -----   -----------    -----     -----       ---      -----

Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 26


                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
                  Mortgage  Principal   Principal  Interest     Term    Original
Lien Position      Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
-------------     -------  -----------  ---------  --------  ---------  --------

1st Lien           4,012   680,525,779    97.69      7.769       352      78.15
2nd Lien             383    16,113,772     2.31     10.877       225      99.50
                   -----   -----------   ------     ------       ---      -----
Total:             4,395   696,639,551   100.00      7.841       349      78.65
                   -----   -----------   ------      -----       ---      -----


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                  MORGAN STANLEY
2003-NC3

GROUP in '2'
--------------------------------------------------------------------------------
1. SUMMARY STATISTICS

Number of Mortgage Loans: 1,770
Aggregate Principal Balance ($): 298,015,917
Weighted Average Current Mortgage Rate (%): 7.974
Non-Zero Weighted Average Margin (%): 6.191
Non-Zero Weighted Average Maximum Rate (%): 14.542
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 341
Weighted Average Combined Original LTV (%): 79.77
% First Liens: 94.59
% Owner Occupied: 94.92
% Purchase: 21.26
% Full Doc: 58.45
Non-Zero Weighted Average Credit Score: 606
--------------------------------------------------------------------------------

                                                     % of
                                                 Mortgage
                                                  Pool by
                                     Aggregate  Aggregate   Weighted   Weighted   Weighted
                           Number      Cut-off    Cut-off    Average    Average    Average
                               of         Date       Date      Gross  Remaining   Combined
                         Mortgage    Principal  Principal   Interest       Term   Original
Product Types               Loans   Balance ($)   Balance   Rate (%)   (months)        LTV
-------------            --------  -----------  ---------   --------  ---------   --------

Fixed - 10 Year                7       402,312      0.13       8.878      118      67.46
Fixed - 15 Year              157     9,934,859      3.33       9.369      178      80.29
Fixed - 20 Year              338    15,120,653      5.07      10.527      238      95.81
Fixed - 25 Year                5       266,562      0.09       9.189      298      80.66
Fixed - 30 Year              768   113,086,581     37.95       8.056      358      78.32
ARM - 2 Year/6 Month         430   132,712,474     44.53       7.983      358      78.86
ARM - 3 Year/6 Month          15     3,761,146      1.26       7.717      358      79.66
ARM - 10 Year IO/1 Month      50    22,731,330      7.63       5.221      297      81.59
                           -----   -----------     -----       -----      ---      -----
Total:                     1,770   298,015,917       100       7.974      341      79.77
                           -----   -----------     -----       -----      ---      -----

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                   % of
                                               Mortgage
                                                Pool by
                                   Aggregate  Aggregate   Weighted   Weighted  Weighted
                        Number       Cut-off    Cut-off    Average    Average   Average
                            of          Date       Date      Gross  Remaining  Combined
Range of Gross        Mortgage     Principal  Principal   Interest       Term  Original
Interest Rates (%)   Loans (%)   Balance ($)    Balance   Rate (%)   (months)       LTV
------------------   ---------   -----------  ---------  ---------   --------  --------

4.000 - 4.999              19     8,393,002       2.82      4.724        298     82.16
5.000 - 5.999              39    17,583,939       5.90      5.585        308     80.63
6.000 - 6.999             113    44,715,961      15.00      6.723        356     77.87
7.000 - 7.999             482   107,260,321      35.99      7.648        354     78.82
8.000 - 8.999             395    67,751,030      22.73      8.485        349     79.98
9.000 - 9.999             196    18,920,259       6.35      9.483        329     79.86
10.000 - 10.999           436    27,195,023       9.13     10.725        289     85.70
11.000 - 11.999            79     5,193,807       1.74     11.377        328     75.60
12.000 - 12.999            11     1,002,574       0.34     12.501        316     75.75
                        -----   -----------     ------     ------        ---     -----
Total:                  1,770   298,015,917     100.00      7.974        341     79.77
                        -----   -----------     ------     ------        ---     -----

Minimum: 4.380
Maximum: 12.990
Weighted Average: 7.974

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                             % of
                                            Mortgage
                                            Pool by
                               Aggregate   Aggregate   Weighted   Weighted   Weighted
                     Number    Cut-off      Cut-off    Average    Average    Average
Range of Cut-off       of        Date        Date       Gross    Remaining   Combined
Date Principal      Mortgage   Principal   Principal   Interest     Term     Original
Balances ($)         Loans    Balance$($)   Balance    Rate (%)   (months)     LTV
------------        --------  -----------  ---------   --------  ---------   --------
1 - 25,000               94     1,823,296      0.61     10.808      227       99.93
25,001 - 50,000         309    11,982,784      4.02     10.155      263       84.89
50,001 - 75,000         273    16,963,429      5.69      9.483      300       80.95
75,001 - 100,000        207    18,132,875      6.08      9.272      322       79.36
100,001 - 125,000       143    16,079,105      5.40      8.939      341       80.63
125,001 - 150,000        86    11,883,037      3.99      8.629      348       78.84
150,001 - 175,000        65    10,546,669      3.54      8.504      350       77.24
175,001 - 200,000        56    10,426,700      3.50      8.647      355       79.47
200,001 - 225,000        36     7,659,373      2.57      8.416      353       76.89
225,001 - 250,000        32     7,623,890      2.56      8.346      358       79.86
250,001 - 275,000        16     4,169,438      1.40      7.902      358       77.84
275,001 - 300,000        17     4,876,487      1.64      8.105      347        80.6
300,001 - 325,000        22     7,027,985      2.36      7.985      358       79.94
325,001 - 350,000       106    35,940,038     12.06      7.526      351       80.21
350,001 - 375,000        79    28,522,975      9.57      7.357      348       81.14
375,001 - 400,000        56    21,811,999      7.32      7.370      357       79.69
400,001 - 425,000        41    17,001,526      5.70      7.190      350       79.99
425,001 - 450,000        40    17,542,423      5.89      7.411      352       78.62
450,001 - 475,000        18     8,342,275      2.80      6.856      348       82.48
475,001 - 500,000        39    19,145,803      6.42      7.245      353       76.09
500,001 - 750,000        34    19,714,890      6.62      6.469      330       78.69
750,001 - 1,000,000       1       798,921      0.27      7.990      358       45.71
                      -----   -----------    ------      -----      ---       -----
Total:                1,770   298,015,917    100.00      7.974      341       79.77
                      -----   -----------    ------      -----      ---       -----

Minimum: 14,741
Maximum: 798,921
Average: 168,371

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                  Number    Cut-off      Cut-off    Average    Average   Average
Range of Stated     of        Date        Date      Gross    Remaining  Combined
Original Terms   Mortgage   Principal   Principal  Interest     Term    Original
(months)          Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------         ------    -----------   -------   --------   --------  --------

120                   7        402,312     0.13      8.878       118      67.46
180                 157      9,934,859     3.33      9.369       178      80.29
240                 338     15,120,653     5.07     10.527       238      95.81
300                  55     22,997,892     7.72      5.267       297      81.58
360               1,213    249,560,201    83.74      8.012       358      78.63
                  -----    -----------   ------      -----       ---      -----
Total:            1,770    298,015,917   100.00      7.974       341      79.77
                  -----    -----------   ------      -----       ---      -----

Minimum: 120
Maximum: 360
Weighted Average: 343


                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                  Number    Cut-off      Cut-off    Average    Average   Average
Range of Stated     of        Date        Date      Gross    Remaining  Combined
Remaining Terms  Mortgage   Principal   Principal  Interest     Term    Original
(months)          Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------         --------  -----------  --------   --------   --------  --------

109 - 120             7        402,312      0.13     8.878      118      67.46
169 - 180           157      9,934,859      3.33     9.369      178      80.29
229 - 240           338     15,120,653      5.07    10.527      238      95.81
289 - 300            55     22,997,892      7.72     5.267      297      81.58
349 - 360         1,213    249,560,201     83.74     8.012      358      78.63
                  -----    -----------     -----     -----      ---      -----
Total:            1,770    298,015,917       100     7.974      341      79.77
                  -----    -----------     -----     -----      ---      -----
Minimum: 117
Maximum: 359
Weighted Average: 341


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                            % of
                                        Mortgage
                                         Pool by
                            Aggregate  Aggregate   Weighted   Weighted  Weighted
Range of         Number      Cut-off     Cut-off    Average    Average   Average
Combined             of         Date        Date      Gross  Remaining  Combined
Original LTV   Mortgage    Principal   Principal   Interest       Term  Original
Ratios (%)        Loans  Balance ($)     Balance   Rate (%)   (months)       LTV
------------   --------  -----------   ---------  ---------  ---------  --------

10.01 - 20.00        2        89,830        0.03     11,768        323     13.89
20.01 - 30.00        8       506,244        0.17      8,872        316     25.81
30.01 - 40.00       15     1,184,980        0.40      8.423        307     35.63
40.01 - 50.00       30     3,914,733        1.31      8.273        325     45.78
50.01 - 60.00       72    11,941,301        4.01      8.066        345     56.29
60.01 - 70.00      190    36,514,064       12.25      8.163        351     66.46
70.01 - 80.00      570   113,792,276       38.18      7.795        346     77.74
80.01 - 90.00      460   103,893,020       34.86      7.624        349     86.93
90.01 - 100.00     423    26,179,469        8.78      9.735        275     97.80
                 -----   -----------      ------     ------        ---     -----
Total:           1,770   298,015,917      100.00      7.974        341     79.77
                 -----   -----------      ------     ------        ---     -----

Minimum: 11.36
Maximum: 100.00
Weighted Average: 79.77

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                  Number    Cut-off      Cut-off    Average    Average   Average
                    of        Date        Date      Gross    Remaining  Combined
Range of Gross   Mortgage   Principal   Principal  Interest     Term    Original
Margins (%)       Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------          -----    -----------  --------   --------   --------  --------
Fixed Rate Loans  1,275    138,810,967    46.58      8.423      331      80.34
<= 3.500             35     15,397,130     5.17      5.025      299      81.92
3.501 - 4.000        16      7,660,635     2.57      5.678      297      80.54
5.001 - 5.500         1        584,085     0.20      7.250      358      90.00
5.501 - 6.000        10      4,362,166     1.46      7.056      358      74.52
6.001 - 6.500       173     66,684,853    22.38      7.450      358      82.03
6.501 - 7.000       114     37,244,292    12.50      8.033      358      79.43
7.001 - 7.500       144     27,161,878     9.11      9.353      358      71.10
7.501 - 8.000         2        109,912     0.04     10.466      358      45.29
                  -----        -------   ------     ------      ---      -----
Total:            1,770    298,015,917   100.00      7.974      341      79.77
                  -----    -----------   ------     ------      ---      -----

Non-Zero Minimum: 3.000
Maximum: 7.750
Non-Zero Weighted Average: 6.191


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
Range of          Number    Cut-off      Cut-off    Average    Average   Average
Minimum            of        Date         Date      Gross    Remaining  Combined
Mortgate         Mortgage  Principal   Principal  Interest     Term    Original
Rates (%)         Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------          -----    -----------   -------   --------   --------     ---
Fixed Rate Loans   1,275   138,810,967     46.58     8.423       331      80.34
<=5.000               19     8,393,002      2.82     4.724       298      82.16
5.001 - 5.500         22     9,520,267      3.19     5.343       300      81.12
5.501 - 6.000         19     9,041,191      3.03     5.886       323      79.87
6.001 - 6.500         33    13,106,139      4.40     6.402       358      79.99
6.501 - 7.000         46    18,343,482      6.16     6.906       358      78.42
7.001 - 7.500         64    26,161,493      8.78     7.393       358      81.46
7.501 - 8.000         65    26,345,098      8.84     7.867       358      79.01
8.001 - 8.500         48    18,942,334      6.36     8.387       358      80.35
8.501 - 9.000         26     9,592,900      3.22     8.804       358      82.58
9.001 - 9.500          9     3,349,968      1.12     9.439       357      77.01
9.501 - 10.000         5       911,924      0.31     9.917       358      76.86
10.001 -10.500        49     5,710,627      1.92    10.334       358      71.47
10.501 - 11.000       51     5,691,914      1.91    10.826       358       69.7
11.001 - 11.500       22     2,329,378      0.78    11.278       358      71.93
11.501 - 12.000       12     1,125,098      0.38    11.774       358      69.46
12.001 - 12.500        3       350,473      0.12    12.218       358      64.85
12.501 - 13.000        2       289,660      0.10    12.815       358      73.48
                   -----       -------    ------    ------       ---      -----
Total:             1,770   298,015,917    100.00     7.974       341      79.77
                   -----   -----------    ------    ------       ---      -----

Non-Zero Minimum: 4.380
Maximum: 12.850
Non-Zero Weighted Average: 7.583

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                  Number    Cut-off      Cut-off    Average    Average   Average
Range of           of        Date         Date      Gross    Remaining  Combined
Maximum          Mortgage  Principal    Principal  Interest     Term    Original
Loan Rates (%)    Loans    Balance ($)   Balance   Rate (%)   (months)     LTV
--------          -----    -----------   -------   --------   --------     ---
Fixed Rate Loans  1,275    138,810,967    46.58      8.423       331     80.34
<= 12.500            51     23,106,505     7.75      5.225       298     81.56
12.501 - 13.000       9      3,847,955     1.29      5.975       358     77.81
13.001 - 13.500      33     13,106,139     4.40      6.402       358     79.99
13.501 - 14.000      46     18,343,482     6.16      6.906       358     78.42
14.001 - 14.500      66     26,836,401     9.01      7.417       358     81.55
14.501 - 15.000      66     26,712,673     8.96      7.879       358     79.02
15.001 - 15.500      46     18,267,426     6.13      8.387       358     80.17
15.501 - 16.000      25      9,225,325     3.10      8.806       358     82.68
16.001 - 16.500      11      3,796,224     1.27      9.534       357     76.33
16.501 - 17.000       5        911,924     0.31      9.917       358     76.86
17.001 - 17.500      47      5,264,371     1.77     10.341       358     71.49
17.501 - 18.000      51      5,691,914     1.91     10.826       358      69.7
18.001 - 18.500      22      2,329,378     0.78     11.278       358     71.93
18.501 - 19.000      12      1,125,098     0.38     11.774       358     69.46
19.001 - 19.500       3        350,473     0.12     12.218       358     64.85
19.501 - 20.000       2        289,660     0.10     12.815       358     73.48
                  -----        -------   ------     ------       ---     -----
Total:            1,770    298,015,917   100.00      7.974       341     79.77
                  -----    -----------   ------     ------       ---     -----

Non-Zero Minimum: 12.000
Maximum: 19.850
Non-Zero Weighted Average: 14.542

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
Initial           Mortgage  Principal   Principal  Interest     Term    Original
Periodic Cap (%)   Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
---------------    -----   -----------   -------   --------   --------  --------

Fixed Rate Loans   1,275   138,810,967    46.58     8.423       331      80.34
1.000                  5     1,488,739     0.50     9.032       358      79.64
1.500                440   134,984,881    45.29     7.964       358      78.88
3.000                 50    22,731,330     7.63     5.221       297      81.59
                   -----    ----------   ------     -----       ---      -----
Total:             1,770   298,015,917   100.00     7.974       341      79.77
                   -----   -----------   ------     -----       ---      -----

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.709


                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
Subseqeunt        Mortgage  Principal   Principal  Interest     Term    Original
Periodic Cap (%)   Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
---------------    -----   -----------  ---------  --------   --------  --------

Fixed Rate Loans   1,275   138,810,967     46.58     8.423      331      80.34
1.000                  5     1,488,739      0.50     9.032      358      79.64
1.500                440   134,984,881     45.29     7.964      358      78.88
3.000                 50    22,731,330      7.63     5.221      297      81.59
                   -----   -----------    ------     -----      ---      -----
Total:             1,770   298,015,917    100.00     7.974      341      79.77
                   -----   -----------    ------     -----      ---      -----

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.709

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                            Aggregate   Aggregate  Weighted  Weighted  Weighted
                   Number    Cut-off     Cut-off    Average   Average   Average
                     of       Date         Date      Gross   Remaining  Combined
Next Rate         Mortgage  Principal   Principal  Interest    Term    Original
Adjustment Dates    Loans   Balance ($)   Balance   Rate (%)  (months)     LTV
---------------     -----   ----------- ---------  --------- --------- ---------
Fixed Rate          1,275   138,810,967    46.58     8.423      331      80.34
Apr-03                 50    22,731,330     7.63     5.221      297      81.59
Nov-04                  3       649,128     0.22     7.986      356      85.91
Dec-04                 73    27,452,718     9.21     7.823      357      81.78
Jan-05                353   104,475,592    35.06     8.022      358      78.05
Feb-05                  1       135,036     0.05    10.250      359      85.00
Dec-05                  2       708,842     0.24     6.760      357      87.55
Jan-06                 13     3,052,304     1.02     7.940      358      77.83
                    -----     ---------   ------    ------      ---      -----
Total:              1,770   298,015,917   100.00     7.974      341      79.77
                    -----   -----------   ------    ------      ---      -----


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                            Aggregate  Aggregate   Weighted   Weighted  Weighted
Geographic        Number     Cut-off      Cut-off   Average    Average   Average
Distribution of     of        Date        Date      Gross    Remaining  Combined
Mortgaged        Mortgage   Principal   Principal  Interest     Term    Original
Properties         Loans    Balance ($)  Balance    Rate (%)  (months)     LTV
--------         --------  -----------  --------   --------   --------  --------

California          612     148,942,695    49.98     7.536       342      80.69
Florida             159      16,251,717     5.45     8.179       336      80.15
Texas               191      15,477,706     5.19     9.269       328      77.28
New York             43      11,597,893     3.89     7.628       350      73.72
Massachusetts        41      11,219,985     3.76     7.862       351      75.15
New Jersey           45       9,644,613     3.24     8.434       349      76.17
Illinois             47       9,270,119     3.11     8.432       347      78.45
Virginia             35       8,882,009     2.98     7.548       332      79.91
Michigan             65       7,577,596     2.54     8.726       351      80.41
Maryland             23       4,909,152     1.65     8.097       350      79.86
Washington           36       4,615,335     1.55     8.075       319      85.54
Colorado             40       4,185,882     1.40     8.773       325      80.26
Pennsylvania         29       3,326,800     1.12     8.790       356      81.59
Connecticut          21       3,085,546     1.04     8.427       347      78.51
Arizona              24       3,025,715     1.02     8.104       332      82.28
Other               359      36,003,153    12.08     8.743       337      80.28
                  -----     -----------    -----     -----       ---      -----
Total:            1,770     298,015,917   100.00     7.974       341      79.77
                  -----     -----------   ------     -----       ---      -----

Number of States/District of Columbia Represented: 47



                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
                  Mortgage  Principal   Principal  Interest     Term    Original
Occupancy          Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
---------------   ------   -----------  --------   --------   --------  --------

Primary            1,678   282,866,729    94.92      7.975      341      80.02
Investment            90    14,232,548     4.78      8.073      341      74.85
Second Home            2       916,640     0.31      6.097      315      80.22
                   -----   -----------   ------      -----      ---      -----
Total:             1,770   298,015,917   100.00      7.974      341      79.77
                   -----   -----------   ------      -----      ---      -----


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                  % of
                                                Mortgage
                                                Pool by
                                    Aggregate  Aggregate   Weighted   Weighted  Weighted
                           Number   Cut-off      Cut-off   Average    Average   Average
                             of       Date        Date      Gross    Remaining  Combined
                          Mortgage  Principal   Principal  Interest     Term    Original
Property Type              Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
---------------           ------   -----------  --------   --------   --------  --------
Single Family Residence    1,428    238,651,621    80.08     7.994      341      79.62
PUD                          184     36,428,538    12.22     7.705      339      80.87
2-4 Family                    67     12,926,150     4.34      8.13      350      78.18
Condo                         76      9,065,056     3.04     8.255      328      82.10
Manufactured Housing          15        944,551     0.32     8.515      301      73.26
                           -----    -----------   -------    -----      ---      -----
Total:                     1,770    298,015,917   100.00     7.974      341      79.77
                           -----    -----------   ------     -----      ---      -----

                                                  % of
                                                Mortgage
                                                Pool by
                                    Aggregate  Aggregate   Weighted   Weighted  Weighted
                           Number   Cut-off      Cut-off   Average    Average   Average
                             of       Date        Date      Gross    Remaining  Combined
                          Mortgage  Principal   Principal  Interest     Term    Original
Loan Purpose               Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
---------------            -----   -----------   -------   --------   --------  ---------
Refinance - Cashout        1,050    188,918,506     63.39     7.998      345      77.81
Purchase                     463     63,371,797     21.26     7.810      325      85.87
Refinance - Rate Term        257     45,725,614     15.34     8.100      345      79.42
                           -----    -----------    ------     -----      ---      -----
Total:                     1,770    298,015,917    100.00     7.974      341      79.77
                           -----    -----------    ------     -----      ---      -----

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                  % of
                                                Mortgage
                                                Pool by
                                    Aggregate   Aggregate  Weighted   Weighted  Weighted
                           Number   Cut-off      Cut-off   Average    Average   Average
                             of       Date        Date      Gross    Remaining  Combined
                          Mortgage  Principal   Principal  Interest     Term    Original
Documentation Level        Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
-------------------        -----   -----------   -------   --------   --------     ---
Full                       1,265    174,202,096      58.45     8.119      338     80.99
Stated Documentation         425    102,333,498      34.34     7.712      343     78.18
Limited                       80     21,480,323       7.21     8.040      354     77.47
                           -----     ----------     ------     -----      ---     -----
Total:                     1,770    298,015,917     100.00     7.974      341     79.77
                           -----    -----------     ------     -----      ---     -----


                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
                  Mortgage  Principal   Principal  Interest     Term    Original
Credit Score       Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
---------------    -----   -----------   -------   --------   --------  --------
500                    6        645,279    0.22      9.450      344       76.07
501 - 525            177     23,863,734    8.01      9.153      352       74.30
526 - 550            237     39,232,743   13.16      8.476      351       74.59
551 - 575            243     45,716,194   15.34      8.224      351       76.31
576 - 600            199     39,202,015   13.15      8.092      352       79.27
601 - 625            279     40,096,365   13.45      8.091      334       81.91
626 - 650            278     42,000,728   14.09      7.902      339       82.24
651 - 675            151     21,596,758    7.25      7.838      328       85.93
676 - 700            107     21,516,674    7.22      7.033      324       83.75
701 - 725             39     10,777,649    3.62      5.883      311       83.41
726 - 750             24      6,114,372    2.05      6.181      316       83.94
751 - 775             18      4,540,795    1.52      6.901      326       84.03
776 - 800             12      2,712,610    0.91      6.152      311       87.68
                   -----      ---------    ----      -----      ---       -----
Total:             1,770    298,015,917  100.00      7.974      341       79.77
                   -----    -----------  ------      -----      ---       -----

Non-Zero Minimum: 500
Maximum: 794
Non-Zero Weighted Average: 606

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
Prepayment        Mortgage  Principal   Principal  Interest     Term    Original
Penalty Term       Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
-------------     -------- -----------  --------   --------   --------  --------

0                   541     81,521,519     27.35     7.715      326       79.46
6                     5        639,153      0.21     8.579      325       80.52
12                  104     28,319,363      9.50     7.780      351       77.54
24                  514    106,857,603     35.86     8.118      348       80.67
36                  606     80,678,278     27.07     8.108      343       79.66
                  -----     ----------    ------     -----      ---       -----
Total:            1,770    298,015,917    100.00     7.974      341       79.77
                  -----    -----------    ------     -----      ---       -----

Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 27


                                          % of
                                        Mortgage
                                         Pool by
                           Aggregate    Aggregate  Weighted   Weighted  Weighted
                   Number   Cut-off      Cut-off    Average    Average   Average
                     of       Date        Date      Gross    Remaining  Combined
                  Mortgage  Principal   Principal  Interest     Term    Original
Lien Position      Loans   Balance ($)   Balance   Rate (%)   (months)     LTV
--------------    ------   -----------  ---------  --------  ---------  --------

1st Lien           1,387   281,902,145     94.59     7.808      347      78.64
2nd Lien             383    16,113,772      5.41    10.877      225      99.50
                   -----   -----------    ------    ------      ---      -----
Total:             1,770   298,015,917    100.00     7.974      341      79.77
                   -----   -----------    ------    ------      ---      -----

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                 Page 14 of 14